UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

CONCORD MILESTONE PLUS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-16757	52-1494615
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Congress Park Drive, Suite 205, Delray Beach, Florida	33445
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 394-9260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 23, 2007, Concord Milestone Plus, L.P. (the "Company") completed the sale of Green Valley Mall, a shopping center located in Green Valley, Arizona, pursuant to a contract signed on November 21, 2006 and subsequently amended effective February 1, 2007.

The Green Valley Mall is an open-air shopping center originally built in the 1960's and expanded at various times throughout the 1970's and 1980's. The complex is comprised of several buildings, totaling approximately 173,359 gross leaseable square feet. As of March 1, 2007, there were 71 tenants, including two anchor tenants, and the occupancy rate was 63.22% as of December 31, 2006.

The purchaser of the Green Valley Mall is Holualoa Arizona, Inc., an Arizona corporation. Other than in respect of this transaction, there are no material relationships between the purchaser, its affiliates, directors or officers or any associate of such persons, on one hand, and the Company, its general partner, their affiliates, directors or officers or any associate of such persons, on the other hand.

The contract sales price was $12,950,000, subject to prorations and adjustments and further adjusted by a $200,000 credit given to Holualoa for deferred maintenance items. Sales proceeds, net of prorations, adjustments and closing costs were $12,567,763 (including $350,000 in earnest money deposits previously made by the purchaser). Of this amount, $4,804,390 was applied to pay off the Company's mortgage loan on the Green Valley property, and the balance will be used to pay off the mortgage loan on the Company's shopping center in Valencia, California, and to pay down a portion of the mortgage loan on the Company's Searcy, Arkansas shopping center.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 10.1	Purchase and Sale Agreement and Escrow Instructions, entered into on November 21, 2006, by and between the Partnership and Holualoa Arizona, Inc. ("Holualoa"), for the sale of the Green Valley Property. Incorporated herein by reference to Exhibit 10.1 of the Partnership's Current Report on Form 8-K dated November 21, 2006.

Exhibit 10.2	First Amendment to Purchase and Sale Agreement and Escrow Instructions, entered into as of February 21, 2007, between the Partnership and Holualoa. Incorporated herein by reference to Exhibit 10.10 to the Partnership's Form 10-KSB for the fiscal year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2007

CONCORD MILESTONE PLUS, L.P.
By:	/s/ Leonard S. Mandor
Leonard S. Mandor, President of General Partner

EXHIBIT INDEX

No.	Description

Exhibit 10.1	Purchase and Sale Agreement and Escrow Instructions, entered into on November 21, 2006, by and between the Partnership and Holualoa Arizona, Inc. ("Holualoa"), for the sale of the Green Valley Property. Incorporated herein by reference to Exhibit 10.1 of the Partnership's Current Report on Form 8-K dated November 21, 2006.

Exhibit 10.2	First Amendment to Purchase and Sale Agreement and Escrow Instructions, entered into as of February 21, 2007, between the Partnership and Holualoa. Incorporated herein by reference to Exhibit 10.10 to the Partnership's Form 10-KSB for the fiscal year ended December 31, 2006.